UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 2, 2005
Navarre Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22982 (Commission File Number)	411704319 (I.R.S. Employer Identification No.)

7400 49th Ave. N., New Hope, Minnesota (Address of principal executive offices)	55428 (Zip Code)
Registrant’s telephone number, including area code:                     763-535-8333
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 2, 2005, Navarre Corporation issued a press release announcing its earnings for the first quarter of fiscal 2006. This press release is attached as exhibit 99.1 and is incorporated by reference.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed with this document:

Exhibit
99.1	Press Release, dated August 2, 2005, issued by Navarre Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navarre Corporation

August 2, 2005	By:	/s/ Eric H. Paulson

Name: Eric H. Paulson
Title: Chairman of the Board, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release Dated August 2, 2005